Exhibit 4.1

Execution Version

GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

CLASS A-1 1.25000% ASSET BACKED NOTES

CLASS A-2-A 1.72% ASSET BACKED NOTES

CLASS A-2-B FLOATING RATE ASSET BACKED NOTES

CLASS A-3 2.02% ASSET BACKED NOTES

CLASS A-4 2.18% ASSET BACKED NOTES

CLASS B 2.43% ASSET BACKED NOTES

CLASS C 2.84% ASSET BACKED NOTES

CLASS D 2.95% ASSET BACKED NOTES

GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2,

as Issuer

GM FINANCIAL

as Servicer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Indenture Trustee

INDENTURE

Dated as of April 30, 2017

i

EXHIBIT A-1 - Form of Class A-1 Note

EXHIBIT A-2-A - Form of Class A-2-A Note

EXHIBIT A-2-B - Form of Class A-2-B Note

EXHIBIT A-3 - Form of Class A-3 Note

EXHIBIT A-4 - Form of Class A-4 Note

EXHIBIT B - Form of Class B Note

EXHIBIT C - Form of Class C Note

EXHIBIT D - Form of Class D Note

INDENTURE dated as of April 30, 2017 (as the same may be amended, restated, supplemented or otherwise modified, this “Indenture” or this “Agreement”), among GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2, a Delaware statutory trust (the “Issuer”), AMERICREDIT FINANCIAL SERVICES, INC. D/B/A GM FINANCIAL, a Delaware corporation (“GM Financial”), as servicer (the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as indenture trustee and not in its individual capacity (the “Indenture Trustee”).

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer’s Class A-1 1.25000% Asset Backed Notes (the “Class A-1 Notes”), Class A-2-A 1.72% Asset Backed Notes (the “Class A-2-A Notes”), Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), Class A-3 2.02% Asset Backed Notes (the “Class A-3 Notes”), Class A-4 2.18% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), Class B 2.43% Asset Backed Notes (the “Class B Notes”), Class C 2.84% Asset Backed Notes (the “Class C Notes”) and Class D 2.95% Asset Backed Notes (the “Class D Notes” and together with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”).

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the 2017-2 Secured Parties, all of the Issuer’s right, title and interest in and to (a) the 2017-2 Exchange Note, (b) the 2017-2 Exchange Note Collections Account, the Indenture Collections Account, the Note Payment Account and the Reserve Account and the rights of the Issuer to the funds on deposit from time to time in the 2017-2 Exchange Note Collections Account, the Indenture Collections Account, the Note Payment Account and the Reserve Account and any other account or accounts established pursuant to the 2017-2 Servicing Agreement and all cash, investment property and other property from time to time credited thereto and all proceeds thereof, (c) the rights of the Depositor, as transferee under the 2017-2 Exchange Note Sale Agreement, (d) the rights of the Issuer, as transferee under the 2017-2 Exchange Note Transfer Agreement, (e) the rights and benefits of the Issuer, as 2017-2 Exchange Noteholder under the 2017-2 Servicing Agreement, the 2017-2 Exchange Note Supplement and the Credit and Security Agreement, (f) the rights of the Issuer as a third-party beneficiary of the 2017-2 Servicing Agreement, the 2017-2 Exchange Note Supplement and the Credit Security Agreement, and (g) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Indenture Collateral”), in each case as such terms are defined herein.

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, except as otherwise provided in this Indenture and to secure all other Issuer Obligations and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders of the Notes may be adequately and effectively protected.

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. Capitalized terms used in this Indenture that are not otherwise defined herein shall have the meanings assigned to them in Appendix 1 to the 2017-2 Exchange Note Supplement, dated as of April 30, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “2017-2 Exchange Note Supplement”), among ACAR Leasing Ltd., as Borrower (the “Borrower”), GM Financial, as Lender (in such capacity, the “Lender”) and as Servicer and Wells Fargo, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) or, if not defined therein, in Appendix A to the Amended and Restated Credit and Security Agreement, dated as of May 23, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), among the Borrower, the Lender, the Servicer, the Administrative Agent and the Collateral Agent.

SECTION 1.2. Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“indenture securities” means the Notes.

“indenture security holder” means a Noteholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on the indenture securities means the Issuer.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

SECTION 1.3. Rules of Construction.

(a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Indenture include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “this Indenture”, “herein”, “hereof” and the like shall refer to this Indenture as a whole and not to any particular part, Article or Section within this Indenture, (iii) references to an Article, Section or Exhibit such as “Article One”, “Section 1.1” or Exhibit A shall refer to the applicable Article, Section or Exhibit of this Indenture, (iv) the term “include” and all variations thereof means “include without limitation”, (v) the term “or” shall include “and/or”, (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, restated, modified, supplemented or replaced (in the case of a statute) and includes (in the case of agreements or instruments) references to all attachments, annexes, exhibits and schedules thereto and instruments incorporated therein, except that references to the Credit and Servicing Agreement and the Basic Servicing Agreement include only such items as relate to the 2017-2 Exchange Note and/or the 2017-2 Designated Pool, as applicable, and (viii) any defined term which relates to a Person shall include within its definition the successors and permitted assigns of such Person.

(b) As used in this Indenture and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Indenture or in any such certificate or other document shall control.

ARTICLE II

THE NOTES

SECTION 2.1. Form.

The Class A-1 Notes, Class A-2-A Notes, Class A-2-B Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes, in each case, together with the Indenture Trustee’s certificate of authentication, shall be in substantially the forms set forth in Exhibit A-1, Exhibit A-2-A, Exhibit A-2-B, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Authorized Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4, B, C and D are part of the terms of this Indenture.

SECTION 2.2. Execution, Authentication and Delivery.

The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $169,000,000, Class A-2-A Notes for original issue in an aggregate principal amount of $260,000,000, Class A-2-B Notes for original issue in an aggregate principal amount of $220,000,000, Class A-3 Notes for original issue in an aggregate principal amount of $350,000,000, Class A-4 Notes for original issue in an aggregate principal amount of $99,150,000, Class B Notes for original issue in an aggregate principal amount of $59,260,000, Class C Notes for original issue in an aggregate principal amount of $55,130,000 and Class D Notes for original issue in an aggregate principal amount of $37,460,000. The Class A Notes, Class B Notes, Class C Notes and Class D Notes outstanding at any time may not exceed such amounts except as provided in Section 2.5.

The Class A-1 Notes, Class A-2-A Notes, Class A-2-B Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes and Class D Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

The Issuer represents that its indebtedness issued hereunder is a debt instrument that is excluded from the definition of “covered security” under Treasury Regulation 1.6045-1(a)(15) because such indebtedness is subject to Internal Revenue Code Section 1272(a)(6).

SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 2.4. Registration; Registration of Transfer and Exchange.

(a) The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

(b) Subject to Sections 2.11 and 2.13 hereof, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of the same Class and of a like aggregate principal amount.

At the option of a Noteholder, Notes may be exchanged for other Notes in any authorized denominations, of the same Class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, subject to Sections 2.11 and 2.13 hereof, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

(c) Notwithstanding the foregoing, in the case of any sale or other transfer of a Class A-1 Note, Class A-2-A Note, Class A-2-B Note, Class A-3 Note, Class A-4 Note, Class B Note, or Class C Note that is a Definitive Note, the prospective transferee of such Definitive Note shall be required to represent and warrant in writing to the Note Registrar that it is not, and is not acting on behalf of or investing the assets of, (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA, that is subject to the fiduciary responsibility provisions of Title I of ERISA, (b) a “plan” (as defined in Section 4975(e)(1) of the Code), that is subject to Section 4975 of the Code, (c) an entity whose underlying assets are deemed to include assets of an employee benefit plan or a plan described in (a) or (b) above by reason of such employee benefit plan’s or plan’s investment in the entity (collectively, a “Benefit Plan Investor”) or (d) an employee benefit plan, a plan or other similar arrangement that is not a Benefit Plan Investor but is subject to federal, state, local, non-U.S. or other laws or regulations substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), unless such purchaser’s or transferee’s acquisition, holding and disposition of such Definitive Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law (each of (a) – (d) a “Benefit Plan Entity”). Each transferee of a Class A-1 Note, Class A-2-A Note, Class A-2-B Note, Class A-3 Note, Class A-4 Note, Class B Note, or Class C Note that is a Book Entry Note that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of the Book Entry Note (or a beneficial interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law.

Each purchaser of a Class A-1 Note, Class A-2-A Note, Class A-2-B Note, Class A-3 Note, Class A-4 Note, Class B Note, or Class C Note (the “Offered Notes”) that is a Benefit Plan Investor, including any fiduciary purchasing the Offered Notes on behalf of a Benefit Plan Investor (“Plan Fiduciary”) that is a Definitive Note will be required to represent (or, in the case of Book Entry Note, be deemed to have represented) by its purchase of the Offered Notes that:

(i) none of the issuing entity, underwriters nor any of their respective affiliated entities (the “Transaction Parties”), has provided or will provide advice with respect to the acquisition of the Offered Notes by the Benefit Plan Investor, other than to the Plan Fiduciary of such which is independent of the Transaction Parties, and the Plan Fiduciary is one of the following:

(1) a bank as defined in Section 202 of the Investment Advisers Act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency;

(2) an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of an Benefit Plan Investor;

(3) an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of Section 203A of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business;

(4) is a broker-dealer registered under the Exchange Act; or

(5) a fiduciary, that at all times that the Benefit Plan Investor is invested in the Offered Notes will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (5) shall not be satisfied if the Plan Fiduciary is either (I) the owner or a relative of the owner of an investing IRA or (II) a participant or beneficiary or relative of such participant or beneficiary of the Benefit Plan Investor investing in the Offered Notes in such capacity);

(ii) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the acquisition by the Benefit Plan Investor of the Offered Notes;

(iii) the Plan Fiduciary is a “fiduciary” with respect to the Benefit Plan Investor within the meaning of Section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the Benefit Plan Investor’s acquisition of the Offered Notes;

(iv) none of the Transaction Parties has exercised any authority to cause the Benefit Plan Entity to invest in the Offered Notes or to negotiate the terms of the Benefit Plan Investor’s investment in the Offered Notes; and

(v) the Plan Fiduciary has been informed by the Transaction Parties:

(1) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the Benefit Plan Investor’s acquisition of the Offered Notes; and

(2) of the existence and nature of the Transaction Parties’ financial interests in the Benefit Plan Investor’s acquisition of the Offered Notes.

The representations in 2.4(c)(1)-(5) above are intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), effective June 9, 2017. If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to not be in effect.

No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.4 not involving any transfer.

The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of fifteen (15) days preceding the due date for any payment with respect to the Note.

(d) No sale or transfer of a beneficial interest in a Class D Note shall be permitted (including, without limitation, by pledge or hypothecation) to a person other than the Depositor (or a person disregarded as separate from the Depositor for U.S. federal income tax purposes), and such sale or transfer shall be void ab initio, unless (i) the Class D Note has been registered under the Securities Act or, as evidenced by an Opinion of Counsel, such sale or transfer is otherwise exempt from the Securities Act, and (ii) at the time of such sale or transfer an Opinion of Counsel is provided to the effect that either (A) as of the date of such sale or transfer the Class D Notes will be treated as indebtedness for U.S. federal income tax purposes, or (B) such transfer will not cause the Issuer to be a publicly traded partnership treated as association taxable as a corporation for U.S. federal income tax purposes and will not cause the Class D Notes to be subject to U.S. withholding tax.

SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. If (a) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a Protected Purchaser, and provided that the requirements of Sections 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon receipt of an Issuer Request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a Protected Purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a Protected Purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.6. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee will treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

SECTION 2.7. Payment of Principal and Interest.

(a) The Notes shall accrue interest as provided in the forms of the Class A-1 Note, the Class A-2-A Note, Class A-2-B Note, Class A-3 Note, the Class A-4 Note, the Class B Note, the Class C Note and the Class D Note set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4, B, C and D, respectively, and such interest shall be due and payable on each Payment Date. Any installment of interest or principal payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

(b) The principal of each Note shall be payable in installments on each Payment Date as provided herein and in the forms of the Class A-1 Note, the Class A-2-A Note, the Class A-2-B Note, the Class A-3 Note, the Class A-4 Note, the Class B Note, the Class C Note and the Class D Note set forth in Exhibits A-1, A-2-A, A-2-B, A-3, A-4, B, C and D, respectively. The entire unpaid principal amount of each Note shall be due and payable on its Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee, at the written direction of the Majority Noteholders, has declared the Notes to be immediately due and payable in the manner provided in Section 5.2. All principal payments on each Class of Notes shall be made pro rata to the related Noteholders. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date, as the case may be, on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

SECTION 2.9. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for all purposes, including federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness secured by the Issuer Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note, agree (a) to treat the Notes for all purposes, including federal, State and local income, single business and franchise tax purposes, as indebtedness, and (b) not to take any action inconsistent with the agreement in clause (a), including claiming ownership of any assets comprising the 2017-2 Designated Pool or the right to take deductions for depreciation or otherwise.

SECTION 2.10. Representations and Warranties as to the Security Interest of the Indenture Trustee in the Indenture Collateral. The Issuer makes the following representations and warranties to the Indenture Trustee. The representations and warranties speak as of the 2017-2 Closing Date, and shall survive the sale of the Issuer Trust Estate to the Issuer and the pledge thereof to the Indenture Trustee pursuant to this Indenture.

(a) This Indenture creates a valid and continuing security interest (as defined in the UCC) in the 2017-2 Exchange Note and the other Indenture Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

(b) The 2017-2 Exchange Note constitutes a “certificated security” within the meaning of the UCC. The Accounts and all subaccounts thereof, constitute either deposit accounts or securities accounts.

(c) The Issuer owns and has good and marketable title to the Indenture Collateral free and clear of any Liens, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Liens attaches is not impaired during the pendency of such proceeding.

(d) All of the Indenture Collateral that constitutes securities entitlements (other than the 2017-2 Exchange Note to the extent the 2017-2 Exchange Note constitutes a certificated security) has been or will have been credited to one of the Accounts. The securities intermediary for each Account has agreed to treat all assets credited to the Accounts as “financial assets” within the meaning of the applicable UCC.

(e) The Issuer has received all consents and approvals to the grant of the security interest in the Indenture Collateral hereunder to the Indenture Trustee required by the terms of the Indenture Collateral that constitutes instruments or payment intangibles.

(f) The Issuer has received all consents and approvals required by the terms of the Indenture Collateral that constitutes securities entitlements, certificated securities or uncertificated securities to the transfer to the Indenture Trustee of its interest and rights in the Indenture Collateral hereunder.

(g) The Issuer has caused or will have caused, within ten (10) days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Indenture Collateral granted to the Indenture Trustee hereunder.

(h) With respect to Indenture Collateral that constitutes an instrument or tangible chattel paper, either:

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee;

(ii) Such instruments or tangible chattel paper are in the possession of a custodian and the Indenture Trustee has received a written acknowledgment from such custodian that such custodian is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

(iii) A custodian received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from such custodian that such custodian is acting solely as agent of the Indenture Trustee.

(i) With respect to Indenture Collateral that constitutes electronic chattel paper:

(i) Only one authoritative copy (within the meaning of the UCC) of each item of Indenture Collateral that constitutes or evidences electronic chattel paper exists;

(ii) Each such authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the custodian thereof on behalf of the Indenture Trustee in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), and (b) has been communicated to and is maintained by or on behalf of the custodian thereof for the benefit of the Indenture Trustee. The Issuer has confirmed that the authoritative copy of each contract that constitutes or evidences electronic chattel paper does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee;

(iii) The Issuer has marked all copies of each item of Indenture Collateral that constitutes or evidences electronic chattel paper other than the authoritative copy with a legend to the following effect: “View of Authoritative Copy;”

(iv) Each item of Indenture Collateral which is electronic chattel paper has been established in a manner such that (A) all copies or revisions that add or change an identified assignee of the authoritative copy of each contract that constitutes or evidences Indenture Collateral must be made with the participation of the custodian thereof on behalf of the Indenture Trustee, and (B) all revisions of the authoritative copy of each contract that constitutes or evidences Indenture Collateral must be readily identifiable as an authorized or unauthorized revision; and

(v) The Issuer has received a written acknowledgement from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee with respect to the Indenture Collateral which is electronic chattel paper.

(j) With respect to the Accounts and all subaccounts thereof that constitute deposit accounts, either:

(i) The Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in the Accounts without further consent by the Issuer; or

(ii) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Accounts.

(k) With respect to Indenture Collateral or Accounts or subaccounts thereof that constitute securities accounts or securities entitlements, either:

(i) The Issuer has caused or will have caused, within ten (10) days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted in the Indenture Collateral to the Indenture Trustee; or

(ii) The Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the securities intermediary has agreed to comply with all instructions originated by the Indenture Trustee relating to the Accounts without further consent by the Issuer; or

(iii) The Issuer has taken all steps necessary to cause the securities intermediary to identify in its records the Indenture Trustee as the person having a security entitlement against the securities intermediary in the Accounts.

(l) With respect to Indenture Collateral that constitutes certificated securities (other than securities entitlements), all original executed copies of each security certificate that constitutes or evidences the Indenture Collateral have been delivered to the Indenture Trustee, and each such security certificate either (i) is in bearer form, (ii) has been indorsed by an effective indorsement to the Indenture Trustee or in blank, or (iii) has been registered in the name of the Indenture Trustee. Other than the transfer of the 2017-2 Exchange Note from the Lender to the Depositor under the 2017-2 Exchange Note Sale Agreement, the transfer of the 2017-2 Exchange Note from the Depositor to the Issuer under the 2017-2 Exchange Note Transfer Agreement and the security interest in the Indenture Collateral granted to the Indenture Trustee pursuant to the Indenture, none of the Lender, the Depositor or the Issuer has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Indenture Collateral or the Accounts or any subaccounts thereof. The Issuer has not authorized the filing of, and is not aware of any financing statements against the Issuer that include a description of collateral covering the Indenture Collateral or the Accounts or any subaccount thereof other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated.

(m) Neither the Accounts nor any subaccounts thereof are in the name of any person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the securities intermediary of any Account to comply with entitlement orders of any person other than the Indenture Trustee.

(n) None of the instruments, certificated securities or tangible chattel paper that constitute or evidence the Indenture Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee or the Collateral Agent, as applicable.

SECTION 2.11. Book-Entry Notes. The Class A Notes, Class B Notes, Class C Notes and Class D Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued to Note Owners pursuant to Section 2.13:

(a) the provisions of this Section shall be in full force and effect;

(b) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

(c) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

(d) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

(e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

(f) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

SECTION 2.12. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Noteholders to the Clearing Agency, and shall have no obligation to the Note Owners.

SECTION 2.13. Definitive Notes. If (a) the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes representing the Book Entry Notes, and the Servicer is unable to locate a qualified successor, or (b) after the occurrence of an Event of Default, the Majority Noteholders advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

ARTICLE III

COVENANTS

SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Payment Date deposited therein (a) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (b) for the benefit of the Class A-2-A Notes, to the Class A-2-A Noteholders, (c) for the benefit of the Class A-2-B Notes, to the Class A-2-B Noteholders, (d) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (e) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (f) for the benefit of the Class B Notes, to the Class B Noteholders, (g) for the benefit of the Class C Notes, to the Class C Noteholders, and (h) for the benefit of the Class D Notes, to the Class D Noteholders. If any withholding tax is imposed with respect to any payment by the Issuer under the Notes to any Noteholder, such tax shall reduce the amount otherwise payable to such Noteholder. The Indenture Trustee is hereby authorized and directed by the Issuer to retain from amounts otherwise payable to any Noteholder sufficient funds for the payment of any tax that is legally required to be withheld (but such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to any Noteholder shall be treated as having been paid to such Noteholder at the time it is withheld by the Indenture Trustee and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a payment, the Indenture Trustee may in its sole discretion withhold such tax. If any Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.

SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

SECTION 3.3. Money for Payments To Be Held in Trust. As provided in Section 8.3, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 8.3 shall be made on behalf of the Issuer by the Indenture Trustee, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

The Issuer shall allocate or deposit, or cause to be allocated or deposited, to the Indenture Collections Account all 2017-2 Exchange Note Collections, all amounts collected with respect to the Issuer Trust Estate, such amounts to be held in trust for the benefit of the Persons entitled thereto, and shall promptly notify the Indenture Trustee of its action or failure so to act.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the related Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee, at the last address of record for each such Noteholder).

SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Issuer Trust Estate and each other instrument or agreement included in the Issuer Trust Estate.

SECTION 3.5. Protection of Issuer Trust Estate.

(a) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee on behalf of the 2017-2 Secured Parties to be prior to all other liens in respect of the Issuer Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, for the benefit of the Indenture Trustee on behalf of the 2017-2 Secured Parties, a first lien on and a first priority, perfected security interest in the Issuer Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) Grant more effectively all or any portion of the Issuer Trust Estate;

(ii) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv) enforce any of the Indenture Collateral;

(v) preserve and defend title to the Issuer Trust Estate and the rights of the Indenture Trustee and the 2017-2 Secured Parties in such Issuer Trust Estate against the claims of all Persons; and

(vi) pay all taxes and assessments levied or assessed upon the Issuer Trust Estate when due.

(b) The Issuer hereby authorizes the Indenture Trustee to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5. If the Indenture Trustee prepares or files any such financing statement, continuation statement or amendment thereto, the Indenture Trustee’s responsibility with respect to such financing statement, continuation statement or amendment shall be subject to the provisions of Section 6.1 hereof.

(c) Except in the case of continuation statements prepared or filed by the Indenture Trustee, the Indenture Trustee shall not be responsible or liable for the preparation, filing, correctness, or accuracy of any UCC financing statement(s), or the existence, validity, or perfection of any lien or security interest created by this Indenture, or to monitor the status of any such lien or security interest.

SECTION 3.6. Opinions as to Issuer Trust Estate.

(a) On the 2017-2 Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, the execution and delivery of the Indenture and the delivery for value to and taking of physical possession in the State of Minnesota by the Indenture Trustee of the 2017-2 Exchange Note, endorsed or registered in the name of the Indenture Trustee, will create a valid first priority perfected security interest, for the benefit of the Indenture Trustee on behalf of the 2017-2 Secured Parties in the 2017-2 Exchange Note and all such other action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture in the remainder of the Indenture Collateral and reciting the details of such action.

(b) Within one-hundred and twenty (120) days after the beginning of each calendar year, beginning with the first calendar year beginning more than six (6) months after the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until the one-hundred and twentieth (120th) day in the following calendar year.

SECTION 3.7. Performance of Issuer Obligations; Servicing of 2017-2 Designated Pool.

(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Issuer Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Program Documents or such other instrument or agreement.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Program Documents and in the instruments and agreements included in the Issuer Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Program Documents, in accordance with and within the time periods provided for herein and therein.

(d) If the Issuer shall have knowledge of the occurrence of a Servicer Default, the Issuer shall promptly notify the Indenture Trustee, and shall specify in such notice the action, if any, the Issuer is taking with respect to such event. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the 2017-2 Servicing Agreement with respect to the 2017-2 Exchange Note Assets, the Issuer shall take all reasonable steps available to it to remedy such failure. Upon the occurrence of a Servicer Default, the Indenture Trustee, at the direction of the Majority Noteholders, shall in turn direct the Titling Trust to terminate, pursuant to Section 2.11(c) of the 2017-2 Servicing Supplement, all of the rights and obligations of the Servicer with respect to the 2017-2 Exchange Note Assets only and the Indenture Trustee, at the direction of the Majority Noteholders, shall appoint a Successor Servicer pursuant to the 2017-2 Servicing Supplement.

(e) Upon any termination of the rights and powers of the Servicer or the resignation of the Servicer pursuant to the 2017-2 Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee. As soon as any Successor Servicer is appointed pursuant to the 2017-2 Servicing Agreement, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Servicer.

SECTION 3.8. Certain Negative Covenants. Until the date on which all Issuer Obligations are paid in full, the Issuer shall not directly or indirectly:

(a) engage in any activities other than financing, acquiring, pledging and managing the 2017-2 Exchange Note as contemplated by this Indenture and the other Program Documents;

(b) except as expressly permitted by this Indenture or the other Program Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Issuer Trust Estate, unless directed to do so by the Indenture Trustee (acting at the direction of the Majority Noteholders);

(c) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments pursuant to Section 3.1) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Issuer Trust Estate;

(d) dissolve or liquidate in whole or in part; or

(e) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Issuer Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on any of the 2017-2 Leased Vehicles and arising solely as a result of an action or omission of the related Lessee), or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest in the Issuer Trust Estate.

SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Noteholders, within ninety (90) days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2017), and otherwise in compliance with the requirements of TIA Section 314(a)(4), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that:

(a) a review of the activities of the Issuer during such year and of its performance under this Indenture and the other Program Documents to which it is a party has been made under such Authorized Officer’s supervision; and

(b) to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the other Program Documents to which it is a party throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10. Payment of Taxes. The Issuer will file (or cause to be filed on its behalf as a member of a consolidated group) all tax returns required by law to be filed by it and pay all taxes, assessments and governmental charges shown to be owing by it, except for any such taxes, assessments or charges which are not yet delinquent or that are being diligently contested in good faith by appropriate proceedings, for which adequate reserves in accordance with GAAP shall have been set aside on its books and that have not given rise to any liens.

SECTION 3.11. Limitation on Fundamental Changes and Sale of Assets.

(a) The Issuer will not enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, any of its property, business or assets except as contemplated by this Indenture.

(b) The Issuer will not make any change to its name or use any trade names, fictitious names, assumed names or “doing business as” names or change the jurisdiction under the laws of which it is organized.

SECTION 3.12. No Other Business. The Issuer will not engage in any business other than financing, purchasing, owning, selling and managing the 2017-2 Exchange Note and the underlying 2017-2 Exchange Note Assets and the other components of the Issuer Trust Estate, issuing the Issuer Trust Certificates and issuing and selling the Notes in the manner contemplated by this Indenture and the other Program Documents or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking which is not directly or indirectly related to the transactions contemplated by the Program Documents.

SECTION 3.13. No Borrowing. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness other than the Notes.

SECTION 3.14. Issuer Obligations of Servicer. The Issuer will cause the Servicer to comply with its obligations under the 2017-2 Servicing Agreement.

SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the 2017-2 Servicing Agreement or this Indenture, the Issuer will not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16. Transactions With Affiliates. The Issuer will not enter into, or be a party to any transaction with any Affiliate of the Issuer, except for (a) the transactions contemplated by the Program Documents, and (b) to the extent not otherwise prohibited under this Indenture, other transactions in the nature of employment contracts and directors’ fees, upon fair and reasonable terms materially no less favorable to the Issuer than would be obtained in a comparable arm’s-length transaction with a Person not an Affiliate. The Issuer will do all things necessary to continue to be readily distinguishable from GM Financial and its Affiliates (other than the Depositor) and maintain its statutory trust existence separate and apart from that of GM Financial and each of its Affiliates.

SECTION 3.17. Capital Expenditures and Payments. The Issuer will not make any payments to any Person (including, without limitation, any salaries or bonuses) or make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty), except as contemplated by the 2017-2 Servicing Agreement and the other Program Documents.

SECTION 3.18. Compliance with Laws. The Issuer will comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Program Document.

SECTION 3.19. Restricted Payments. The Issuer will not, directly or indirectly, (a) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Issuer Owner Trustee (provided, that any payment of fees, expenses and indemnities to the Issuer Owner Trustee in the manner specified herein shall not be prohibited by this Section) or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security, or (c) set aside or otherwise segregate any amounts for any such purpose; provided, however, that so long as no Event of Default has occurred and is continuing or would result therefrom, the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose under, this Indenture or the Issuer Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Indenture Collections Account or the Note Payment Account except in accordance with this Indenture and the other Program Documents.

SECTION 3.20. Notice of Events of Default. The Issuer will give the Indenture Trustee and the Issuer Owner Trustee prompt written notice of each Event of Default and Servicer Default of which an Authorized Officer of the Issuer has knowledge.

SECTION 3.21. Other Notices. The Issuer will promptly give notice to the Indenture Trustee and the Issuer Owner Trustee of any default or event of default under any Contractual Obligation of the Issuer or any litigation, investigation or proceeding which may exist at any time with respect to the Issuer.

Each notice pursuant to this Section 3.21 shall be accompanied by a statement of an Authorized Officer of the Issuer setting forth details of the occurrence referred to therein and stating what action the Issuer proposes to take with respect thereto.

SECTION 3.22. Further Instruments and Acts. Upon request of the Indenture Trustee or any Agent, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.23. Delivery of the 2017-2 Exchange Note.

(a) On the 2017-2 Closing Date, the Issuer shall deliver or cause to be delivered to the Indenture Trustee as security for its obligations hereunder, the 2017-2 Exchange Note. The Indenture Trustee shall take possession of the 2017-2 Exchange Note in Minneapolis, Minnesota and shall at all times during the period of this Indenture maintain custody of the 2017-2 Exchange Note in Minneapolis, Minnesota.

(b) For the benefit of any holder, assignee or pledgee from time to time of any Exchange Note other than the 2017-2 Exchange Note and the Lender, as a Secured Party under the Credit and Security Agreement, the Indenture Trustee, as grantee of the interest in the 2017-2 Exchange Note hereunder, hereby releases all claims to the assets of the Titling Trust allocated to the Lending Facility Pool and each Designated Pool other than the 2017-2 Designated Pool and, in the event that such release is not given effect, the Indenture Trustee hereby fully subordinates all claims it may be deemed to have against the assets of the Titling Trust allocated to the Lending Facility or any Designated Pool other than the 2017-2 Designated Pool.

SECTION 3.24. Books and Records. The Issuer will keep proper books and records of account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities.

SECTION 3.25. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes that are owned or beneficially owned by a Person other than the Depositor or its Affiliates as indebtedness and hereby instructs the Indenture Trustee and each Noteholder (or beneficial Note Owner) shall be deemed, by virtue of acquisition of an interest in such Note, to have agreed, to treat the Notes as indebtedness for all applicable tax reporting purposes.

ARTICLE IV

SATISFACTION AND DISCHARGE

SECTION 4.1. Satisfaction and Discharge of the Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.4, 3.5, 3.8, 3.12, 3.13, 3.14, 3.17, 3.23, and 3.25, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.6 and the obligations of the Indenture Trustee under Section 4.2). and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

(i) All Notes theretofore authenticated and delivered (other than (A) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5, and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation;

(ii) The Issuer has paid or caused to be paid all Issuer Obligations; and

(iii) the Issuer has delivered to the Indenture Trustee and the Noteholders an Officer’s Certificate and Opinion of Counsel and if required by the TIA or the Indenture Trustee an Independent Certificate from a firm of certified public accountants, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 4.2. Application of Trust Money. All moneys deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Noteholders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; provided, that such moneys need not be segregated from other funds except to the extent required herein or in the 2017-2 Servicing Agreement or required by law.

ARTICLE V

REMEDIES

SECTION 5.1. Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any interest when it becomes due and payable on (i) the Class A Notes, (ii) if no Class A Notes are Outstanding, the Class B Notes, (iii) if no Class A Notes or Class B Notes are Outstanding, the Class C Notes, or (iv) if no Class A Notes, Class B Notes or Class C Notes are Outstanding, the Class D Notes and such default, in each case, shall continue for a period of five (5) days;

(b) default in the payment of the Outstanding Amount of any Note on the applicable Final Scheduled Payment Date;

(c) failure to observe or perform in any material respect any covenant or agreement of (i) the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1), or (ii) the Issuer, the Depositor, the Settlor, the Titling Trust or GM Financial (in any capacity) in any other Program Document relating to the issuance of and payment of the Notes or the servicing of the 2017-2 Exchange Note Assets and, in each case, such failure shall continue for a period of sixty (60) days after the date on which a written notice stating that such notice is a Notice of Event of Default requiring the same to be remedied shall have been given to the Issuer, the Depositor, the Settlor, the Titling Trust or GM Financial, as the case may be, by the Indenture Trustee acting on behalf of the Holders of Notes representing at least 25% of the principal balance of the most senior Class of Notes specifying such failure;

(d) any representation or warranty made by the Issuer in this Indenture or by the Issuer, the Depositor, the Settlor, the Titling Trust or GM Financial (in any capacity) in any other Program Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith shall prove to have been incorrect in any manner that is materially adverse to any 2017-2 Secured Party on or as of the date made or deemed made which failure, if capable of being cured, has not been cured for a period of sixty (60) days after the date on which a written notice stating that such notice is a Notice of Event of Default requiring the same to be remedied shall have been given to the Issuer, the Depositor, the Settlor, the Titling Trust or GM Financial, as the case may be, by the Indenture Trustee or the Holders of Notes representing at least 25% of the principal balance of the most senior Class of Notes specifying such incorrectness; and

(e) an Insolvency Event shall have occurred with respect to the Issuer or the Titling Trust.

SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default specified in Section 5.1(e) shall have occurred and be continuing, the Notes shall become immediately due and payable, together with accrued and unpaid interest thereon through the date of acceleration. If any other Event of Default should occur and be continuing, then and in every such case the Indenture Trustee shall, if directed to do so in writing by the Majority Noteholders, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer and to the Indenture Trustee, and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Majority Noteholders, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes (including Monthly Costs and Expenses) if the Event of Default giving rise to such acceleration had not occurred; and

(ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.11.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a) The Issuer covenants that if (i) there is an Event of Default relating to the payment of any interest or fees payable to any Noteholders when the same becomes due and payable, and such default continues for a period of five (5) days, or (ii) there is an Event of Default relating to the payment of principal payable to any Noteholders, and such default continues for a period of one (1) day, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Noteholders, the whole amount then due and payable on such Notes, with interest on any overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the Note Interest Rate and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

(c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, and shall at the direction of the Majority Noteholders, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Majority Noteholders, as the case may be, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Issuer Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such Proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of the Indenture Trustee’s or any predecessor Indenture Trustee’s negligence or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholders or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

SECTION 5.4. Remedies; Priorities.

(a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, if so requested in writing by the Majority Noteholders, shall do one or more of the following:

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Issuer Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

(iv) sell the Issuer Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Issuer Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(a) or (b), unless (A) all Noteholders consent thereto, (B) the Majority Noteholders consent thereto and all amounts due and owing under the Notes and the other Program Documents to the Noteholders shall be paid in full with the proceeds of such sale or liquidation, or (C) the Issuer Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to the Issuer (who shall deliver such notice to the Rating Agencies) and obtains the consent of the Required Noteholders.

(b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall apply such money or property to (i) first, reimburse itself for any amounts due under Section 6.6, (ii) second, pay the Issuer Owner Trustee for unpaid fees, indemnities and expenses owing to it under the Issuer Trust Agreement, and (iii) third, pay to the Servicer any due and unpaid Servicing Fee and then apply the remainder of such money or property in accordance with Section 5.4(c). The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least fifteen (15) days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

(c) Following (i) the acceleration of the Notes pursuant to Section 5.2, or (ii) the occurrence of an Event of Default pursuant to Section 5.1 of this Indenture (other than an Event of Default pursuant to Sections 5.1(c) or (d)), or (3) the Issuer Trust Estate is liquidated, in full or in part, pursuant to Section 5.4(a)(iv), the Available Funds, plus any amounts on deposit in the Reserve Account, including any money or property collected pursuant to Section 5.4 of this Indenture, shall be applied by the Indenture Trustee on the related Payment Date in the following order of priority:

FIRST: amounts due and owing and required to be distributed to the Successor Servicer, the Issuer Owner Trustee and the Indenture Trustee, respectively, pursuant to clause (i) of Section 8.3 and not previously distributed, ratably and without preference or priority of any kind and without regard to any caps set forth in clause (i) of Section 8.3 (a);

SECOND: to the Class A Noteholders for amounts due and unpaid on the Class A Notes in respect of interest (including any premium), ratably by principal balance of such Class A Notes, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest (including any premium);

THIRD: to Holders of the Class A-1 Notes, until the Outstanding Amount of the Class A-1 Notes is reduced to zero, and second, ratably, without preference or priority of any kind, according to the amounts due and payable to the Holders of the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes and the Class A-4 Notes, until the aggregate Outstanding Amount of the Class A-2-A Notes, Class A-2-B Notes, Class A-3 Notes and Class A-4 Notes is reduced to zero;

FOURTH: to the Class B Noteholders for amounts due and unpaid on the Class B Notes in respect of interest (including any premium), according to the amounts due and payable on the Class B Notes in respect of interest (including any premium);

FIFTH: to Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of principal, according to the amounts due and payable on the Class B Notes in respect of principal, until the Outstanding Amount of the Class B Notes is reduced to zero;

SIXTH: to the Class C Noteholders for amounts due and unpaid on the Class C Notes in respect of interest (including any premium), according to the amounts due and payable on the Class C Notes in respect of interest (including any premium);

SEVENTH: to Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of principal, according to the amounts due and payable on the Class C Notes in respect of principal, until the Outstanding Amount of the Class C Notes is reduced to zero;

EIGHTH: to the Class D Noteholders for amounts due and unpaid on the Class D Notes in respect of interest (including any premium), according to the amounts due and payable on the Class D Notes in respect of interest (including any premium);

NINTH: to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of principal, according to the amounts due and payable on the Class D Notes in respect of principal, until the Outstanding Amount of the Class D Notes is reduced to zero;

TENTH: any other amount due and owing and required to be distributed to the Noteholders pursuant to the Program Documents and not previously distributed; and

ELEVENTH: to the Issuer Trust Certificateholder.

SECTION 5.5. Optional Preservation of the Issuer Trust Estate. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may nonetheless, at the direction of the Majority Noteholders, elect to maintain possession of the Issuer Trust Estate.

SECTION 5.6. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any such Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

SECTION 5.7. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

SECTION 5.8. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.9. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

SECTION 5.10. Control by Noteholders. The Majority Noteholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee. Furthermore, if any Noteholders have directed the Indenture Trustee to participate in dispute resolution pursuant to Section 2.20 of the 2017-2 Servicing Supplement, such Noteholders shall have the right to direct the time, method and place of conducting such dispute resolution, in accordance with Section 2.20 of the 2017-2 Servicing Supplement. Notwithstanding the foregoing:

(a) no such direction shall be in conflict with any rule of law or with this Indenture; and

(b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability without receiving indemnity reasonably satisfactory to it.

SECTION 5.11. Waiver of Past Events of Default. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Majority Noteholders may waive any past Event of Default and its consequences except an Event of Default resulting from a default (a) in payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each Noteholder. Any waiver of a Default or an Event of Default of a type set forth in (a) or (b) of the preceding sentence shall require the consent of all Noteholders. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; provided that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Upon any such waiver, such Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, for every purpose of this Indenture; provided that no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

SECTION 5.12. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.13. Action on Notes. The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Issuer Trust Estate or upon any of the assets of the Issuer.

SECTION 5.14. Performance and Enforcement of Certain Issuer Obligations.

(a) Promptly following a request from the Indenture Trustee to do so and at the Administrator’s expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer, of each of its obligations to the Issuer under or in connection with any of the Program Documents, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Program Documents to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer of its obligations under the Program Documents.

(b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Majority Noteholders shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Program Documents, including the right or power to take any action to compel or secure performance or observance by the Servicer, of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Program Documents and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

THE INDENTURE TRUSTEE

SECTION 6.1. Duties of Indenture Trustee.

(a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the other Program Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Program Documents and no implied covenants or obligations shall be read into this Indenture or the other Program Documents against the Indenture Trustee, and any discretion, permissive right, or privilege shall not be deemed to be or otherwise construed as a duty or obligation; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section;

(ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer of the Indenture Trustee unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

(iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.10; and

(iv) only in the event the Indenture Trustee has acted negligently, the Indenture Trustee shall not be liable for special, consequential or indirect damages (including, among other things, lost profits).

(d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the 2017-2 Servicing Agreement.

(f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

(h) The Indenture Trustee shall (i) not be charged with knowledge of any event, default or Event of Default or be required to act based on any other event unless either (A) a Responsible Officer shall have actual knowledge of such event or (B) written notice of such event shall have been given to a Responsible Officer of the Indenture Trustee in accordance with the provisions of this Indenture and the other Program Documents and (ii) shall have no duty to take any action to determine whether any such event, default or Event of Default has occurred. Publicly available information by itself shall not constitute actual or constructive knowledge unless a Responsible Officer shall have actual knowledge or has received written notice of such publicly available information.

(i) The Indenture Trustee shall, upon two (2) Business Days’ prior notice to the Indenture Trustee, permit any representative of the Noteholders at the expense of the Issuer, during the Indenture Trustee’s normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee’s affairs and actions, as such affairs and actions relate to the Indenture Trustee’s duties with respect to the Notes, with the Indenture Trustee’s officers and employees responsible for carrying out the Indenture Trustee’s duties with respect to the Notes.

(j) Subject to Sections 6.1(a) and (c), in no event shall the Indenture Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, provided such failure or delay in performance could not have been prevented by the taking of commercially reasonable precautions such as the implementation and execution of disaster recovery plans. Notwithstanding the occurrence of a foregoing event, the Indenture Trustee shall perform its obligations hereunder to the extent it is able to do so under such event. The Indenture Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to prevent any failure or delay in performance and to resume performance as soon as practicable under the circumstances.

SECTION 6.2. Rights of Indenture Trustee.

(a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document. Notwithstanding the foregoing, the Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, directions, consents, requests, orders or other instruments furnished to the Indenture Trustee that shall be specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they comply as to form to the requirements of this Indenture.

(b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel.

(c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Indenture Trustee shall, for so long as any Notes are Outstanding, be entitled to exercise all the rights and powers of the registered 2017-2 Exchange Noteholder under the Program Documents.

(g) The Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements.

(h) In no event shall the Indenture Trustee, its directors, officers, agents or employees be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

(i) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee in each of its capacities hereunder.

(j) In no event shall the Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon. The Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of any party directing such investment to provide timely written investment direction. The Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar or co-registrar may do the same with like rights. However, the Indenture Trustee must comply with Section 6.10.

SECTION 6.4. Indenture Trustee’s Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes, (ii) shall not be accountable for the Issuer’s use of the proceeds from the Notes or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication, (iii) shall not be required to investigate claims of any breach of a representation or warranty made in the 2017-2 Exchange Note Sale Agreement, the 2017-2 Exchange Note Transfer Agreement or the 2017-2 Servicing Supplement, (iv) shall not be responsible or liable for the acts or omissions of any other party, including the Servicer, the Titling Trust and the Depositor, and may assume each other party’s performance of its obligations under the Trust Agreement, the 2017-2 Exchange Note Sale Agreement, the 2017-2 Exchange Note Transfer Agreement and the 2017-2 Servicing Supplement absent written notice or actual knowledge of a Responsible Officer of the Indenture Trustee to the contrary.

SECTION 6.5. Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver such information that is either required by applicable law or is requested in writing by a Noteholder in order to enable such Noteholder to prepare its federal and State income tax returns.

SECTION 6.6. Compensation and Indemnity. The Issuer shall, or shall cause the Administrator to, pay to the Indenture Trustee from time to time reasonable compensation for its services pursuant to a fee agreement between the Administrator and the Indenture Trustee. The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts. The Issuer shall, or shall cause the Administrator to, indemnify and hold harmless the Indenture Trustee and its officers, directors, employees, representatives and agents against any and all loss, liability, tax (other than taxes based on the income of the Indenture Trustee) or expense (including attorneys’ fees) of whatever kind or nature regardless of their merit directly or indirectly incurred by it or them without willful misconduct, negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by this Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under this Indenture or under any of the other Program Documents. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder. The Issuer shall, or shall cause the Administrator to, defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall, or shall cause the Administrator to, pay the fees and expenses of such counsel. Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

The Issuer’s payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

Notwithstanding anything else set forth in this Indenture or the other Program Documents, the Indenture Trustee agrees that the obligations of the Issuer to the Indenture Trustee hereunder and under the other Program Documents shall be recourse to the Issuer Trust Estate only. In addition, the Indenture Trustee agrees that its recourse to the Issuer and the Issuer Trust Estate shall be limited to the right to receive amounts available pursuant to Sections 5.4(b) and 8.3.

SECTION 6.7. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.7. The Indenture Trustee may resign at any time by so notifying the Issuer. The Issuer, at the direction of the Majority Noteholders, shall remove the Indenture Trustee if:

(a) the Indenture Trustee fails to comply with Section 6.10;

(b) the Indenture Trustee is adjudged bankrupt or insolvent;

(c) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(d) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Majority Noteholders.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Noteholders and the Issuer. Thereupon, subject to satisfaction of the Rating Agency Condition, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer’s and the Administrator’s obligations under Section 6.6 shall continue for the benefit of the retiring Indenture Trustee.

The Issuer shall pay any costs and expenses associated with the replacement of the Indenture Trustee. To the extent the Issuer fails to pay any such costs or expenses on or before the Payment Date following the replacement of the Indenture Trustee, the Administrator shall pay such amount then-outstanding.

SECTION 6.8. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.10. The Indenture Trustee shall provide the Issuer prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

SECTION 6.9. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Issuer Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Issuer Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.10 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.7.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.10. Eligibility; Disqualification.

(a) The Indenture Trustee shall at all times satisfy the requirements of TIA § 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long-term debt rating of BBB-, or an equivalent rating, or better by Standard & Poor’s and Moody’s and, if rated by Fitch, Fitch’s equivalent rating. The Indenture Trustee shall comply with TIA § 310(b), including the optional provision permitted by the second sentence of TIA § 310(b)(9); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

(b) Within ninety (90) days after the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes, the Class C Notes and/or the Class D Notes in accordance with Section 6.7 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for each of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA Section 310(b).

(c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.10, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental to this Indenture which shall contain:

(i) provisions by which each successor Indenture Trustee shall accept such appointment;

(ii) provisions necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates;

(iii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, provisions deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee; and

(iv) provisions necessary to provide for or facilitate the administration of the trusts under this Indenture by more than one Indenture Trustee.

Nothing in this Indenture or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and each such Indenture Trustee shall be a trustee of a trust or trusts under this Indenture separate and apart from any trust or trusts under this Indenture administered by any other such Indenture Trustee. The indenture supplement will become effective on the removal of the retiring Indenture Trustee.

SECTION 6.11. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and Noteholders shall rely:

(a) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States; and

(b) the Indenture Trustee has full power, authority and legal right to execute, deliver and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA § 311(a).

ARTICLE VII

NOTEHOLDERS’ LISTS AND REPORTS

SECTION 7.1. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Noteholders as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. Upon the request of the Noteholders, the Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer, shall furnish a copy of the list of the names and addresses of the Noteholders to the Noteholders.

SECTION 7.2. Preservation of Information; Communications to Noteholders.

(a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

(b) Noteholders may communicate pursuant to TIA § 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA § 312(c).

(d) A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may communicate with the Indenture Trustee and provide notices and make requests and demands and give directions to the Indenture Trustee through the procedures of the Clearing Agency and by notice to the Indenture Trustee. Any Note Owner must provide a written certification stating that the Note Owner is a beneficial owner of a Note, together with supporting documentation such as a trade confirmation, an account statement, a letter from a broker or dealer verifying ownership or another similar document evidencing ownership of a Note. The Indenture Trustee will not be required to take action in response to requests, demands or directions of a Noteholder or a Note Owner, other than requests, demands or directions relating to an asset representations review demand pursuant to Section 7.2(f), unless the Noteholder or Note Owner has offered reasonable security or indemnity reasonably satisfactory to the Indenture Trustee to protect it against the costs and expenses that it may incur in complying with the request, demand or direction.

(e) A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) that wishes to communicate with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Program Documents may send a request to the Issuer or the Servicer, on behalf of the Issuer, to include information regarding the communication in a Form 10-D to be filed by the Issuer with the Securities and Exchange Commission. Each request must include (i) the name of the requesting Noteholder or Note Owner, (ii) the method by which other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner and (iii) in the case of a Note Owner, a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, including a trade confirmation, account statement, letter from a broker or dealer or similar document. A Noteholder or Note Owner, as applicable, that delivers a request under this Section

7.2(e) will be deemed to have certified to the Issuer and the Servicer that its request to communicate with other Noteholders or Note Owners, as applicable, relates solely to a possible exercise of rights under this Indenture or the other Program Documents, and will not be used for other purposes. The Issuer will promptly deliver any such request to the Servicer. On receipt of a request, the Servicer will include, or will cause the Depositor (at the Servicer’s expense) to include, in the Form 10-D filed by the Issuer with the Securities and Exchange Commission for the Collection Period in which the request was received (A) a statement that the Issuer has received a request from a Noteholder or Note Owner, as applicable, that is interested in communicating with other Noteholders or Note Owners, as applicable, about a possible exercise of rights under this Indenture or the other Program Documents, (B) the name of the requesting Noteholder or Note Owner, (C) the date the request was received and (D) a description of the method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner.

(f) If a Delinquency Trigger occurs, a Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may make a demand on the Indenture Trustee to cause a vote of the Noteholders or Note Owners, as applicable, about whether to direct the Asset Representations Reviewer to conduct an Asset Review of the Asset Review Receivables under the Asset Representations Review Agreement. In the case of a Note Owner, each demand must be accompanied by a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, including a trade confirmation, account statement, letter from a broker or dealer or similar document. If Noteholders and Note Owners, as applicable, of at least 5% of the aggregate Note Balance of the Notes as of the date on which such Delinquency Trigger occurred (exclusive of Notes held by the Sponsor or any of its Affiliates) demand a vote within 90 days of the filing of the Form 10-D reporting the occurrence of the Delinquency Trigger, the Indenture Trustee will promptly request such a vote of the Noteholders through the Clearing Agency, which vote will remain open until the 150th day after the filing of the related Form 10-D. If (i) a voting quorum of Noteholders holding at least 5% of the aggregate Note Balance (exclusive of Notes held by the Sponsor or any of its Affiliates) participate in the related vote and (ii) Noteholders of a majority of the Note Balance of Notes voted agree to an Asset Review, then the Indenture Trustee will send an Asset Review Notice to the Asset Representations Reviewer and the Servicer under the Asset Representations Review Agreement directing the Asset Representations Reviewer to conduct the Asset Review.

SECTION 7.3. Reports by Issuer.

(a) The Issuer shall:

(i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA § 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

(b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

SECTION 7.4. Reports by Indenture Trustee.

(a) If required by TIA § 313(a), within sixty (60) days after each May 31, beginning with May 31, 2018, the Indenture Trustee shall mail to each Noteholder if required by TIA § 313(c) a brief report dated as of such date that complies with TIA § 313(a). The Indenture Trustee also shall comply with TIA § 313(b).

(b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

SECTION 7.5. Review Reports.

Upon the request of any Noteholder to the Indenture Trustee for a copy of any Review Report (as defined in the Asset Representations Review Agreement), the Indenture Trustee shall promptly provide a copy of such Review Report to such Noteholder; provided, that if the requesting Noteholder is not a Noteholder of record, such Noteholder must provide the Indenture Trustee with a written certification stating that it is a beneficial owner of a Note, together with supporting documentation supporting that statement (which may include, but is not limited to, a trade confirmation, an account statement or a letter from a broker or dealer verifying ownership) before the Indenture Trustee delivers such Review Report to such Noteholder; provided, further, that the Indenture Trustee shall provide the Servicer with notice of such request before delivering the related Review Report to the requesting Noteholder and if such Review Report contains personally identifiable information regarding Lessees, and if the Servicer provides notice to the Indenture Trustee, then the Servicer may condition the Indenture Trustee’s delivery of that portion of the Review Report to the requesting Noteholder on such Noteholder’s delivery to the Servicer of an agreement acknowledging that such Noteholder may use such information only for the limited purpose of assessing the nature of the related breaches of representations and warranties and may not use that information for any other purpose.

ARTICLE VIII

ACCOUNTS, DISBURSEMENTS, RELEASES, REPORTS AND NOTICES

SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Issuer Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.2. Servicer Report.

(a) (i) On each Determination Date, prior to 12:00 p.m. (Central time), the Issuer shall cause the Servicer to deliver to the Indenture Trustee, the Titling Trust and the Collateral Agent, a Servicer Report with respect to the next Payment Date and the related Collection Period, and (ii) the Issuer shall also cause the Servicer to deliver a Servicer Report to each Rating Agency on the same date the Servicer’s Report is publicly available (provided that if the Servicer’s Report is not made publicly available, the Servicer will deliver it to each Rating Agency, no later than the twenty-second (22nd) of each month (or if not a Business Day, the next succeeding Business Day)).

(b) The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Servicer Report delivered to the Indenture Trustee in accordance with this Section, and the Indenture Trustee shall be fully protected in conclusively relying upon such Servicer Report.

SECTION 8.3. Disbursement of Funds.

(a) On each Payment Date, other than any Payment Date on which amounts are required to be distributed pursuant to Section 5.4(c), prior to 12:00 p.m. (Central time), in accordance with the related Servicer Report and pursuant to the instructions of the Servicer, the Indenture Trustee shall transfer from the Indenture Collections Account the sum of (i) the Available Funds for such Payment Date, plus (ii) the Reserve Account Withdrawal Amount for such payment Date (such sum, “Total Available Funds”) and shall apply the Total Available Funds for such Payment Date in accordance with the following priorities:

(i) from the Total Available Funds, on a pro rata basis (A) to the Successor Servicer, an amount equal to any unpaid transition expenses that were required to be paid pursuant to Section 4.1(d) of the Servicing Agreement but not so paid in an amount not to exceed $200,000, (B) to the Indenture Trustee, any accrued and unpaid amounts, including fees, expenses and indemnities (to the extent such amounts have not been previously paid by the Administrator) in an amount not to exceed $100,000 in any consecutive twelve (12) month period (provided, however, that, such cap will not be applicable any time that an Event of Default has occurred and is continuing), (C) to the Issuer Owner Trustee, any accrued and unpaid amounts, including fees, expenses and indemnities (in each case, to the extent such amounts have not been previously paid by the Administrator) in an amount not to exceed $100,000 in any consecutive twelve (12) month period, and (D) to the Asset Representations Reviewer, any accrued and unpaid amounts, including fees, expenses, indemnities and, with respect to any successor Asset Representations Reviewer, transition expenses (in each case, to the extent such amounts have not been previously paid by the Servicer) in an amount not to exceed $200,000 in any calendar year.

(ii) from the Total Available Funds, to the Note Payment Account for payment to the Class A Noteholders, pari passu, the Noteholders’ Interest Distributable Amount for the Class A Notes for such Payment Date;

(iii) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, the Class A Principal Parity Amount;

(iv) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class A Notes;

(v) from the Total Available Funds, to the Note Payment Account for payment to the Class B Noteholders, the Noteholders’ Interest Distributable Amount for the Class B Notes for such Payment Date;

(vi) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, the Class B Principal Parity Amount;

(vii) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class B Notes;

(viii) from the Total Available Funds, to the Note Payment Account for payment to the Class C Noteholders, the Noteholders’ Interest Distributable Amount for the Class C Notes for such Payment Date;

(ix) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, the Class C Principal Parity Amount;

(x) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class C Notes;

(xi) from the Total Available Funds, to the Note Payment Account for payment to the Class D Noteholders, the Noteholders’ Interest Distributable Amount for the Class D Notes for such Payment Date;

(xii) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, the Class D Principal Parity Amount;

(xiii) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class D Notes;

(xiv) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, the Noteholders’ Principal Distributable Amount;

(xv) from the Total Available Funds, to the Reserve Account, the Reserve Account Required Amount for such Payment Date;

(xvi) from the Total Available Funds, to the Note Payment Account for distribution as provided in paragraph (b) below, the Accelerated Principal Amount;

(xvii) from the Total Available Funds, on a pro rata basis to the Successor Servicer, the Indenture Trustee, the Asset Representations Reviewer and the Issuer Owner Trustee any amounts due to such parties in excess of the caps set forth in clause (i); and

(xviii) from the Total Available Funds, to the Issuer Trust Certificateholders the aggregate amount remaining in the Indenture Collections Account.

On any Payment Date with respect to which no Servicer Report was delivered, to the extent there are Available Funds in the Indenture Collections Account, the Indenture Trustee will make payments of the Noteholders’ Interest Distributable Amounts described in (ii), (v), (viii) and (xi) above as well as any Matured Principal Shortfalls described in (iv), (vii), (x) and (xiii) above.

(b) On each Payment Date, the Indenture Trustee shall apply or cause to be applied the aggregate of the amounts described in clause (iii), (iv), (vi), (vii), (ix), (x), (xii), (xiii), (xiv) and (xvi) of paragraph (a) above on that Payment Date in the listed order of priority:

(i) to the Class A-1 Noteholders in reduction of the remaining principal balance of the Class A-1 Notes, until the outstanding principal balance thereof has been reduced to zero;

(ii) to the Class A-2-A Noteholders and the Class A-2-B Noteholders, pro rata, based on the respective outstanding principal balances of the Class A-2-A Notes and the Class A-2-B Notes, until the outstanding principal balances of the Class A-2-A Notes and the Class A-2-B Notes have been reduced to zero;

(iii) to the Class A-3 Noteholders in reduction of the remaining principal balance of the Class A-3 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iv) to the Class A-4 Noteholders in reduction of the remaining principal balance of the Class A-4 Notes, until the outstanding principal balance thereof has been reduced to zero;

(v) to the Class B Noteholders in reduction of the remaining principal balance of the Class B Notes, until the outstanding principal balance thereof has been reduced to zero;

(vi) to the Class C Noteholders in reduction of the remaining principal balance of the Class C Notes, until the outstanding principal balance thereof has been reduced to zero; and

(vii) to the Class D Noteholders in reduction of the remaining principal balance of the Class D Notes, until the outstanding principal balance thereof has been reduced to zero;

provided, however, that, (A) following an acceleration of the Notes pursuant to Section 5.2, or (B) the occurrence of an Event of Default pursuant to Section 5.1, amounts deposited in the Note Distribution Account shall be paid to the Noteholders pursuant to Section 5.4(c).

(c) In the event that the Indenture Collections Account is maintained with an institution other than the Indenture Trustee, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Section 8.3(a) on the related Payment Date.

(d) In the event that any withholding tax is imposed on the Issuer’s payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Issuer (but such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Noteholder), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this clause (d). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses (including legal fees and expenses) incurred.

(e) Notwithstanding Sections 5.4(c)(SECOND) – (TENTH) and 8.3(a)(ii) – (xiv) and (xvi), distributions required to be made to the Noteholders on any Payment Date shall be made to each Noteholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Holder’s Notes in the aggregate evidence a denomination of not less than $1,000,000, or (ii) by check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Payment Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.3.

(f) Subject to Section 2.5(h) of the 2017-2 Servicing Supplement and this section, monies received by the Indenture Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Indenture Trustee shall not be liable for any interest thereon.

SECTION 8.4. Release of Issuer Trust Estate.

(a) Subject to the payment of its fees and expenses pursuant to Section 6.6, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, all Issuer Obligations have been paid in full and all sums due the Indenture Trustee pursuant to Section 6.6 have been paid, release any remaining portion of the Issuer Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the 2017-2 Exchange Note Collections Account, the Indenture Collections Account or the Note Payment Account. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer’s Certificate and an Opinion of Counsel.

SECTION 8.5. Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days’ notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee may also require as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Issuer Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

SECTION 8.6. Reports and Notices to Noteholders. The Indenture Trustee shall make available to each Noteholder, to the extent not already provided in accordance with the Program Documents, the following reports and notices received by the Indenture Trustee pursuant to the Program Documents:

(a) on each Payment Date, a copy of the Servicer Report with respect to such Payment Date and the related Collection Period;

(b) if an Event of Default or a Servicer Default occurs and is continuing and it is known to a Trust Officer of the Indenture Trustee, as promptly as practicable after obtaining such knowledge, written notice of such Event of Default or Servicer Default;

(c) as promptly as practicable after receipt, a copy of each Officer’s Certificate delivered by the Issuer to the Indenture Trustee pursuant to Section 3.9;

(d) as promptly as practicable after receipt, a copy of each report, notice or certificate delivered by the Servicer to the Indenture Trustee pursuant to the 2017-2 Servicing Supplement;

(e) as promptly as practicable after receipt, a copy of any notice of a breach of representation or warranty by GM Financial or the Depositor delivered to the Indenture Trustee pursuant to the 2017-2 Exchange Note Sale Agreement;

(f) as promptly as practicable after receipt, a copy of any notice of a breach of representation or warranty by the Depositor or the Issuer delivered to the Indenture Trustee pursuant to the 2017-2 Exchange Note Transfer Agreement;

(g) as promptly as practicable after receipt, a copy of any notice received by the Indenture Trustee pursuant to the 2017-2 Exchange Note Supplement, the 2017-2 Exchange Note Sale Agreement and the 2017-2 Exchange Note Transfer Agreement;

(h) as promptly as practicable after receipt, any Officer’s Certificate or Opinion of Counsel provided by GM Financial to the Indenture Trustee pursuant to the 2017-2 Servicing Supplement; and

(i) as promptly as practicable after receipt, a copy of each notice delivered by the Issuer to the Indenture Trustee pursuant to Section 3.7(e).

The Indenture Trustee will make available each month to each Noteholder the statements referred to in Sections 8.2 and 8.6 above (and certain other documents, reports and information regarding the Receivables provided by the Servicer from time to time) via the Indenture Trustee’s internet website, with the use of a password provided by the Indenture Trustee. The Indenture Trustee’s internet website will be located at CTSLink.com or at such other address as the Indenture Trustee shall notify the Noteholders from time to time. For assistance with regard to this service, Noteholders can call the Indenture Trustee’s Corporate Trust Office at (866) 846-4526. The Indenture Trustee shall have the right to change the way the statements referred to in Sections 8.2 and 8.6 above are distributed in order to make such distributions more convenient and/or more accessible to the parties entitled to receive such statements so long as such statements are only provided to the then current Noteholders. The Indenture Trustee shall provide notification of any such change to all parties entitled to receive such statements in the manner described in Sections 11.4 and 11.5, as appropriate.

ARTICLE IX

SUPPLEMENTAL INDENTURES

SECTION 9.1. Supplemental Indentures Without Consent of Noteholders.

(a) Without the consent of the Holders of any Notes and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, the Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect the interests of the Holders of the Notes;

(vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer, the Servicer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

SECTION 9.2. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies by the Issuer, and with the consent of the Majority Noteholders, by Act of such Noteholders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Noteholder of each Outstanding Note affected thereby:

(a) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Issuer Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(b) change the definition of Majority Noteholders or Required Noteholders or otherwise reduce the percentage of the outstanding principal amount of the Notes, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(c) modify or alter the provisions of the proviso to the definition of the term “Outstanding;”

(d) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Program Documents cannot be modified or waived without the consent of the Noteholder of each Outstanding Note affected thereby;

(e) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(f) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Issuer Trust Estate or, except as otherwise permitted or contemplated herein or in any Program Document, terminate the lien of this Indenture on any property at any time subject hereto or deprive Noteholders of any Noteholder of the security provided by the lien of this Indenture.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5. Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

REDEMPTION OF NOTES

SECTION 10.1. Redemption. The Servicer shall be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate from the Issuer on a Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Note Principal Balance is less than or equal to 10% of the Note Principal Balance as of the Closing Date (the exercise of such option is referred to as an “Optional Purchase”). In connection with the exercise of an Optional Purchase, the Servicer will deposit an amount equal to the Exchange Note Balance into the Indenture Collections Account on the Payment Date relating to the Redemption Date; provided, that the Servicer will be permitted to purchase the 2017-2 Exchange Note only if the related Exchange Note Balance is at least equal to the sum of (a) the Note Principal Balance plus accrued and unpaid interest thereon to and excluding the Payment Date on which the Notes will be redeemed, and (b) all other outstanding Issuer Obligations payable by the Issuer under the Program Documents (the “Optional Purchase Price”); provided, further, that if the Optional Purchase Price is less than such Exchange Note Balance, the Servicer may deposit only the Optional Purchase Price to the Indenture Collections Account in full satisfaction of its obligations to deposit the Exchange Note Balance therein. In connection with an Optional Purchase, the Notes shall be redeemed on the Redemption Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released. If the outstanding Notes are to be redeemed pursuant to this Section, the Administrator or the Issuer shall furnish notice of such election to the Indenture Trustee and the Noteholders not later than twenty (20) days prior to the Redemption Date. In connection with the exercise of an Optional Purchase, on the Redemption Date, prior to 10:00 a.m. (Eastern time), the Indenture Trustee shall transfer the Optional Purchase Price as part of Available Funds from the Indenture Collections and use such funds to pay the Redemption Price.

SECTION 10.2. Form of Redemption Notice. Notice of redemption under Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile and mailed or transmitted not later than ten (10) days prior to the applicable Redemption Date to each Noteholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Noteholder’s address or facsimile number appearing in the Note Register.

All notices of redemption shall state:

(a) the Redemption Date;

(b) the Redemption Price; and

(c) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any other Note.

SECTION 10.3. Notes Payable on Redemption Date. The Notes or portions thereof to be redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b) (i) Prior to the deposit of any Indenture Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Indenture Collateral or other property or securities to be so deposited.

(ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% of the Outstanding Amount of the Notes.

(iii) Whenever any property or securities are to be released from the Lien of this Indenture, the Issuer shall furnish to the Indenture Trustee and the Noteholders an Officer’s Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% of the then Outstanding Amount of the Notes.

(v) Notwithstanding any other provision of this Section, the Issuer may (A) collect, liquidate, sell or otherwise dispose of the Indenture Collateral as and to the extent permitted or required by the Program Documents and (B) make cash payments out of the 2017-2 Exchange Note Collections Account as and to the extent permitted or required by the Program Documents.

(vi) If the Commission issues an exemptive order under Section 304(d) of the TIA modifying the Indenture Trustee’s obligations under Sections 314(c) and 314(d)(1) of the TIA, the Indenture Trustee will release property from the Lien of this Indenture only in accordance with the Program Documents and the conditions and procedures set forth in the exemptive order.

SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Issuer or the Administrator stating that the information with respect to such factual matters is in the possession of the Servicer, Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION 11.3. Acts of Noteholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.4. Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

(a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office, or

(b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: Issuer, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Servicer; with a copy to the Administrator addressed to: 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Indenture Trustee by the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

(c) Notices required to be given to the Rating Agencies shall be provided by the Issuer in writing, personally delivered, electronically delivered, delivered by overnight courier or mailed certified mail, return receipt requested, to (i) in the case of Fitch, to 33 Whitehall Street, New York, New York 10004 or (ii) in the case of S&P via electronic delivery to Servicer_reports@sandp.com, for any information not available in electronic format, hard copies should be sent to S&P Global Ratings, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: ABS Surveillance Group; or, as to each of the foregoing, at such other address as shall be designated by written notice to the parties hereto.

SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Noteholder’s address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Noteholder providing for a method of payment, or notice by the Indenture Trustee to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

The provisions of TIA §§ 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

SECTION 11.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Issuer Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.16. Trust Obligation.

(a) No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, (ii) any Issuer Certificateholder, (iii) any other owner of a beneficial interest in the Issuer, or (iv) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any Issuer Trust

Certificateholder, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

(b) It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Issuer Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Issuer Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, (iv) Wilmington Trust Company has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement, and (v) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other related documents.

SECTION 11.17. No Petition the Issuer, Depositor, Settlor or Titling Trust. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any United States, federal or state bankruptcy or similar law for a period of one year and a day after:

(a) termination of the Titling Trust Agreement, against the Settlor or the Titling Trust; and

(b) payment in full of the Notes, against the Depositor or the Issuer.

SECTION 11.18. No Recourse. The Notes represent obligations of the Issuer only and do not represent an interest in or obligations of the Titling Trust, the Servicer, the Settlor, GM Financial, the Depositor, the Issuer Owner Trustee (as such or in its individual capacity) or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be set forth in this Indenture and the other Program Documents. Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith against (a) the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, (b) any owner of a beneficial interest in the Issuer, or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity or any holder of a beneficial interest in the Issuer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Issuer Owner Trustee, as such or in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

SECTION 11.19. Execution of Financing Statements. Pursuant to any applicable law, the Indenture Trustee is authorized to file or record financing statements and other filing or recording documents or instruments with respect to the Indenture Collateral without the signature of the Issuer in such form and in such offices as the Indenture Trustee determines appropriate to perfect the security interests of the Indenture Trustee under this Indenture. The Issuer hereby authorizes the Indenture Trustee to use the collateral description “all personal property” or “all assets” in any such financing statements. The Issuer hereby ratifies and authorizes the filing by the Indenture Trustee of any financing statement with respect to the Indenture Collateral made prior to the date hereof; provided that, at the request of the Issuer, the Indenture Trustee shall amend any such statement (and any other financing statement filed by the Indenture Trustee in connection with this Indenture) to exclude any property that is released from, or otherwise not included in, the Indenture Collateral.

SECTION 11.20. Determination of LIBOR. The Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), will determine LIBOR for purposes of calculating the Interest Rate for the Class A-2-B Notes (a) on June 12, 2017, for the period from the Closing Date to the first Payment Date, and (b) for each given Interest Accrual Period thereafter, on the second London Business Day prior to the Payment Date on which such Interest Accrual Period begins (each, a “LIBOR Determination Date”). For purposes of calculating LIBOR, a “London Business Day” means a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

“LIBOR” means, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Reuters Screen LIBOR01 Page (or any replacement page) as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on the Reuters Screen LIBOR01 Page, the rate for that Interest Accrual Period will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by any four major banks in the London interbank market selected by the Calculation Agent to provide such bank’s offered quotation of such rates at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month, commencing on the first day of such Interest Accrual Period and in a principal amount of at least U.S.$1,000,000. The Calculation Agent, will request the principal London office of each of those four banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date with respect to such Interest Accrual Period for loans in U.S. Dollars to leading European banks for a period equal to one month, commencing on the first day of such

Interest Accrual Period and in a principal amount of at least U.S.$1,000,000; provided, however, that if the banks selected by the Calculation Agent are not quoting rates as mentioned in this sentence, LIBOR for such interest period will be the same as LIBOR for the immediately preceding Interest Accrual Period.

“Reuters Screen LIBOR01 Page” is the display designated on the Reuters service (or the successor display page, other published source, information vendor or provider that has been officially designated by Reuters).

SECTION 11.21. Indemnification. The indemnification provided by any party under any Program Document shall include all reasonable legal fees and expenses and court costs incurred by any respective indemnified party in connection with any proceeding to enforce such indemnification obligation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

By:	Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee,

By:	/s/ Beverly D. Capers
Name:	Beverly D. Capers
Title:	Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:	/s/ Scott J. Olmsted
Name:	Scott J. Olmsted
Title:	Assistant Vice President

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL, as Servicer

By:	/s/ Sheli Fitzgerald
Name:	Sheli Fitzgerald
Title:	Senior Vice President, Corporate Treasury

[Signature Page to the Indenture]

EXHIBIT A-1

REGISTERED	$169,000,000

No. A-1

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AA4

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS A-1 1.25000% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SIXTY-NINE MILLION DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 20, 2018 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year and the actual number of days in the related Interest Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

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Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

	By:	Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

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CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 1.25000% Asset Backed Notes (herein called the “Class A-1 Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more

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Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

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If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

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Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the

A-1-8

payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:

_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-10

EXHIBIT A-2-A

REGISTERED	$260,000,000

No. A-2-A

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AB2

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS A-2-A 1.72% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED SIXTY MILLION DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the January 21, 2020 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

A-2-A-1

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-2-A-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

By: Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

A-2-A-3

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2-A-4

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2-A 1.72% Asset Backed Notes (herein called the “Class A-2-A Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-2-A Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-2-A Notes shall be made pro rata to the Class A-2-A Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more

A-2-A-5

Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class A-2-A Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-2-A-6

If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

A-2-A-7

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2-A-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:

_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-A-9

EXHIBIT A-2-B

REGISTERED	$220,000,000

No. A-2-B

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AC0

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS A-2-B FLOATING RATE ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED TWENTY MILLION DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the January 21, 2020 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate of the greater of (i) LIBOR + 0.30% and (ii) 0.00% per annum on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

A-2-B-1

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-2-B-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

By: Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

A-2-B-3

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2-B-4

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2-B Floating Rate Asset Backed Notes (herein called the “Class A-2-B Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-2-B Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-2-B Notes shall be made pro rata to the Class A-2-B Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more

A-2-B-5

Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class A-2-B Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-2-B-6

If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

A-2-B-7

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-2-B-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:

_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-B-9

EXHIBIT A-3

REGISTERED	$350,000,000

No. A-3

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AD8

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS A-3 2.02% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the September 21, 2020 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

A-3-1

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-3-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

By: Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

A-3-3

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-3-4

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 2.02% Asset Backed Notes (herein called the “Class A-3 Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more

A-3-5

Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-3-6

If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

A-3-7

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:

_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-3-9

EXHIBIT A-4

REGISTERED	$99,150,000

No. A-4

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AE6

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS A-4 2.18% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of NINETY-NINE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 21, 2021 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

A-4-1

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

A-4-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

By: Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

A-4-3

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-4-4

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 2.18% Asset Backed Notes (herein called the “Class A-4 Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more

A-4-5

Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

A-4-6

If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

A-4-7

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

A-4-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:

_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-4-9

EXHIBIT B

REGISTERED	$59,260,000

No. B

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AF3

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS B 2.43% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTY-NINE MILLION TWO HUNDRED SIXTY THOUSAND DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 21, 2021 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

By: Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B 2.43% Asset Backed Notes (herein called the “Class B Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:

_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT C

REGISTERED	$55,130,000

No. C

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AG1

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS C 2.84% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FIFTY-FIVE MILLION ONE HUNDRED THIRTY THOUSAND DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 21, 2021 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

	By:	Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C 2.84% Asset Backed Notes (herein called the “Class C Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

If this Note has been issued as a Definitive Note, the Note Registrar shall not register the transfer of this Note unless the prospective transferee has represented and warranted in writing that either (a) it is not, and it is not acting on behalf of or investing the assets of, a Benefit Plan Entity or (b) it is, or is acting on behalf of or investing the assets of, a Benefit Plan Entity and its acquisition, holding and disposition of this Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. If this Note has been issued as a Book Entry Note, each transferee of this Note or any beneficial interest herein that is a Benefit Plan Entity shall be deemed to represent that its acquisition, holding and disposition of this Note or any beneficial interest herein will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or a non-exempt violation of any Similar Law. In addition, the representations set forth in Section 2.4(c)(1)-(5) of the Indenture intended to comply with the Department of Labor’s Reg. Sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 Fed. Reg. 20,997), must be represented and warranted in writing (or if this Note has been issued as a Book Entry Note, a deemed representation by the Benefit Plan Investor). If the regulations referenced in the prior sentence are revoked, repealed or no longer effective, the representations in 2.4(c)(1)-(5) shall be deemed to not be in effect.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:
_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D

REGISTERED	$37,460,000

No. D

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP NO. 38013M AH9

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

GM FINANCIAL AUTOMOBILE LEASE TRUST 2017-2

CLASS D 2.95% ASSET BACKED NOTE

GM Financial Automobile Lease Trust 2017-2, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THIRTY-SEVEN MILLION FOUR HUNDRED SIXTY THOUSAND DOLLARS payable on each Payment Date pursuant to the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the May 20, 2022 Payment Date (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from June 14, 2017. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

Date: June 14, 2017	GM FINANCIAL AUTOMOBILE LEASING TRUST 2017-2

	By:	Wilmington Trust Company, not in its individual capacity but solely as Issuer Owner Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date: June 14, 2017	WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class D 2.95% Asset Backed Notes (herein called the “Class D Notes”), all issued under an Indenture dated as of April 30, 2017 (such indenture, as supplemented or amended, is herein called the “Indenture”), among the Issuer, AmeriCredit Financial Services Inc., d/b/a GM Financial (“GM Financial”), as servicer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes (together, the “Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class D Notes will be payable on each Payment Date in an amount described on the face hereof. “Payment Date” means the twentieth (20th) day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 20, 2017. If GM Financial is no longer acting as Servicer, the Payment Date may be a different day of the month. The term “Payment Date,” shall be deemed to include the Final Scheduled Payment Date.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to the Indenture. As described above, a portion of the unpaid principal balance of this Note shall be due and payable on the Redemption Date, if any. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Majority Noteholders have declared the Notes to be immediately due and payable in the manner provided in the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York.

The Issuer shall pay interest on overdue installments of interest at the Class D Interest Rate to the extent lawful.

As provided in the Indenture and the 2017-2 Servicing Agreement, the Servicer will be permitted at its option to purchase the 2017-2 Exchange Note and other components of the Issuer Trust Estate and to terminate the pledge of the 2017-2 Exchange Note on any Redemption Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Amount of all Notes is less than or equal to 10% of the Outstanding Amount of all Notes measured on the 2017-2 Closing Date. The purchase price for the 2017-2 Exchange Note shall equal the unpaid principal balances of the outstanding Notes, together with accrued interest thereon for the related Interest Accrual Period and certain other amounts, which amount shall be deposited by the Servicer into the Indenture Collections Account on the related Payment Date fixed for redemption. In connection with an Optional Purchase, the Notes will be redeemed on such Payment Date in whole, but not in part, for the Redemption Price and thereupon the pledge of the 2017-2 Exchange Note shall be discharged and released and the 2017-2 Exchange Note shall be returned to or upon the order of the Servicer.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees (i) that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Issuer Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, (b) any owner of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Servicer, the Issuer Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Servicer, the Indenture Trustee or the Issuer Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Issuer Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity, and (ii) to treat the Notes that are owned or beneficially owned by a Person other than the Depositor, or its Affiliates, as indebtedness for purposes of federal income, state and local income and franchise and any other income taxes.

The Notes represent obligations of the Issuer only and do not represent interests in, recourse to or obligations of the Titling Trust, the Depositor, the Settlor, the Servicer or any of their respective Affiliates.

Prior to the due presentment for registration of transfer of this Note, the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Majority Noteholders. The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

No sale or transfer of a beneficial interest in a Class D Note shall be permitted (including, without limitation, by pledge or hypothecation) to a person other than the Depositor (or a person disregarded as separate from the Depositor for U.S. federal income tax purposes), and such sale or transfer shall be void ab initio, unless (i) this Class D Note has been registered under the Securities Act or, as evidenced by an Opinion of Counsel, such sale or transfer is otherwise exempt from the Securities Act, and (ii) at the time of such sale or transfer an Opinion of Counsel is provided to the effect that either (A) as of the date of such sale or transfer the Class D Notes will be treated as indebtedness for U.S. federal income tax purposes, or (B) such transfer will not cause the Issuer to be a publicly traded partnership treated as association taxable as a corporation for U.S. federal income tax purposes and will not cause the Class D Notes to be subject to U.S. withholding tax. No Benefit Plan Entity may acquire a Class D Note unless the Opinion of Counsel described in clause (A) in the immediately preceding sentence has been delivered.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY, AN CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Program Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Noteholder of this Note by its acceptance hereof agrees that, except as expressly provided in the Program Documents, in the case of an Event of Default the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                                      , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: __________________	_____________________________________ */
Signature Guaranteed:
_____________________________________ */

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

D-9